Exhibit 10.14

AMENDMENT NO. 2 & AGREEMENT

This AMENDMENT NO. 2 & AGREEMENT (the “Amendment”) dated as of September 15, 2011 (the “Effective Date”) is among Bonanza Creek Energy, Inc., a Delaware corporation (“Borrower”), the Lenders (as defined below), and BNP Paribas, as Administrative Agent and as Issuing Lender (as such terms are defined below).

RECITALS

A.            The Borrower is party to that certain Credit Agreement dated as of March 29, 2011 (as amended by Amendment No. 1 dated as of April 29, 2011 and as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and BNP Paribas, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).  Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B.            The Lenders wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Lenders hereby agree as follows:

Section 1.              Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 2.              Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.              Amendments to Credit Agreement.

(a)           Section 1.01 of the Credit Agreement is hereby amended by deleting paragraph (c) of the definition of “Change of Control” in its entirety and replacing it with the following:

(c)           [Reserved];

(b)           Section 1.01 of the Credit Agreement is hereby amended by deleting clause (b) of the definition of “Liquid Investments” in its entirety and replacing it with the following:

(b)          (i) negotiable or nonnegotiable certificates of deposit, time deposits, or other similar banking arrangements maturing within 180 days from the date of acquisition thereof (“bank debt securities”), issued by (A) any Lender (or any Affiliate of any Lender) or (B) any other bank or trust company if at the time of deposit or purchase, such bank debt securities are rated not less than “AA” (or the then equivalent) by the rating service of Standard & Poor’s Ratings Group or of Moody’s Investors Service, Inc., and (ii) commercial paper issued by (A) any Lender (or any Affiliate of any Lender) or (B) any other Person if at the time of purchase such commercial paper is rated not less than “A-1” (or the then equivalent) by the rating service of Standard & Poor’s Ratings Group or not less than “P-1” (or the then equivalent) by the rating service of Moody’s Investors Service, Inc., or upon the discontinuance of both of such services, such other nationally recognized rating service or services, as the case may be, as shall be selected by the Borrower with the consent of the Majority Lenders;

(c)           Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Maturity Date” in its entirety with the following:

“Maturity Date” means September 15, 2016.

(d)           Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined term:

“Majority Lenders” means Lenders holding more than 50% of the aggregate Commitments, or if the Commitments have been terminated or expired, the outstanding principal amount of the Advances and Letter of Credit Exposure (with the aggregate amount of each Lender’s risk participation and funded participation in Letter of Credit Obligations being deemed to be “held” by such Lender for purposes of this definition); provided, in each case, that if there are two or more Lenders, the Commitment of, and the portion of the Advances and Letter of Credit Exposure held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Majority Lenders unless all of the Lenders are Defaulting Lenders.

(e)           Sections 1.03, the introduction to Article V, and the introduction to Article VI are hereby amended by deleting all references to “Required Lenders” and replacing such reference with “Majority Lenders.”

(f)            Section 2.03(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)          Notice.  Each Borrowing shall be made pursuant to a Notice of Borrowing (or by telephone notice promptly confirmed in writing by a Notice of Borrowing),

given not later than (i) 1:00 p.m. (Houston, Texas time) on the third Business Day before the date of the proposed Borrowing, in the case of a Borrowing comprised of Eurodollar Rate Advances or (ii) 12:00 p.m. (Houston, Texas time) on the Business Day of the proposed Borrowing, in the case of a Borrowing comprised of Base Rate Advances, by the Borrower to the Administrative Agent, which shall in turn give to each Lender prompt notice of such proposed Borrowing by facsimile or telex.  Each Notice of a Borrowing shall be given by facsimile or telex, confirmed immediately in writing if by telex, specifying the information required therein.  In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Administrative Agent shall promptly notify each Lender of the applicable interest rate under Section 2.09(b).  Each Lender shall, before 2:00 p.m. (Houston, Texas time) on the date of such Borrowing, make available for the account of its Lending Office to the Administrative Agent at its address referred to in Section 10.02, or such other location as the Administrative Agent may specify by notice to the Lenders, in same day funds, in the case of a Borrowing, such Lender’s Pro Rata Share of such Borrowing.  After the Administrative Agent’s receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent shall make such funds available to the Borrower at its account with the Administrative Agent.

(g)           Section 2.07(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

if such issuance, increase, or extension would cause the Letter of Credit Exposure to exceed the lesser of (A) $15,000,000 and (B) an amount equal to the lesser of (1) the aggregate Commitments at such time and (2) the Borrowing Base in effect at such time minus, in each case under this clause (B), the sum of the aggregate outstanding principal amount of all Advances at such time;

(h)           Sections 5.06(a) and (b) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

(a)          Annual Financials.  As soon as available but in any event not later than 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2011, (i) the unqualified audited annual Financial Statements for the Borrower, all prepared in conformity with GAAP consistently applied and all as audited by certified public accountants reasonably acceptable to the Administrative Agent and including any management letters delivered by such accountants to the Borrower in connection with such audit, and (ii) a Compliance Certificate executed by a Responsible Officer of the Borrower.

(b)          Quarterly Financials.  As soon as available and in any event not later than 60 days after the end of each of the first three fiscal quarters of the Borrower, commencing with the fiscal quarter ended September 30, 2011, (i)

the unaudited Financial Statements for the Borrower for the period commencing at the end of the previous year and ending with the end of such fiscal quarter, and setting forth in comparative form the consolidated figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and duly certified (subject to the absence of footnotes and to year end audit adjustments) by an authorized Responsible Officer of the Borrower as having been prepared in accordance with GAAP and as fairly presenting, in all material respects, the consolidated financial condition, results of operations, and cash flows of the Borrower and its Subsidiaries in accordance with GAAP; and (ii) a Compliance Certificate executed by an authorized Responsible Officer of the Borrower;

(i)            Section 6.01(q) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Liens not otherwise permitted under this Section 6.01; provided that the aggregate principal amount of the Debt secured by the Liens shall not exceed $2,000,000 at any time.

(j)            Section 6.02(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Debt secured by the Liens permitted under paragraph (b) of Section 6.01 in an aggregate amount not to exceed $2,000,000 at any time;

(k)           Sections 6.02(g), (h) and (i) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

(g)          Bond Debt; provided that, (i) the aggregate outstanding principal amount of all such Bond Debt and Bond Refinancing Debt may not exceed $250,000,000 at any time, and (ii) the Borrowing Base then in effect on funding of any such Bond Debt shall automatically reduce by an amount equal to 25% of the aggregate principal amount (without giving effect to any original issue discount) of such issuance (which reduction shall be effective on the next succeeding Business Day after such funding and such reduced Borrowing Base shall remain in effect until the date the Borrowing Base is otherwise redetermined pursuant to Section 2.02);

(h)          Bond Refinancing Debt; provided that, the aggregate outstanding principal amount of all Bond Debt and Bond Refinancing Debt may not exceed $250,000,000 at any time; and

(i)           Debt not otherwise permitted under this Section 6.02; provided that the aggregate principal amount of such Debt does not exceed $2,000,000 at any time.

(l)            Section 6.04(b), clause (vi) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(vi) other sales, leases, transfers, assignments, farm-outs, conveyance or dispositions of Property to which no Proven Reserves are attributed for fair market value.

(m)          Section 10.01 of the Credit Agreement are hereby deleted in its entirety and replaced with the following:

Amendments, Etc.  No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document (other than the Fee Letter), nor consent to any departure by any Obligor or any Subsidiary of an Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders (or, if this Agreement expressly requires the consent of the Required Lenders in connection with such amendment or waiver, the Required Lenders) and the Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that:

(a)          no amendment, waiver, or consent shall, unless in writing and signed by all the Lenders directly affected thereby and the Borrower, do any of the following: (i) increase the Borrowing Base or the aggregate Commitments, (ii) postpone any date fixed for any payment of principal of, or interest on, the Note of such Lender or any fees or other amounts payable hereunder or under any other Loan Document for the account of such Lender, (iii) waive any of the conditions specified in Section 3.01, (iv) reduce the principal of, or interest on, the Note of such Lender or any fees or other amounts payable hereunder or under any other Loan Document for the account of such Lender, (v) extend the Maturity Date or the Commitment Termination Date, (vi) change the percentage of Lenders which shall be required for the Lenders or any of them to take any action hereunder or under any other Loan Document, (vii) amend Section 2.11 or this Section 10.01, (viii) amend the definition of “Majority Lenders” or “Required Lenders” or “Obligations”, (ix) release any Guarantor from its obligations under any Guaranty, except for the release of the Guaranty of a Subsidiary in connection with the sale or other disposition of the Equity Interests of such Subsidiary so long as such sale or other disposition is not prohibited by this Agreement, (x) amend or waive compliance with Section 6.04(a), or (xi) release a material portion of the Collateral securing the Obligations, except for releases of Collateral sold or otherwise disposed of so long as such sale or other disposition is not prohibited by this Agreement; and

(b)          no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Issuing Lender in addition to the Lenders required above to take such action, affect the rights or duties of the

Administrative Agent or the Issuing Lender, as the case may be, under this Agreement or any other Loan Document;

(c)           [Reserved]; and

(d) no amendment may be made to Section 7.06 which has the effect of subordinating the priority of the obligations owing to any Swap Counterparty from the priority established for such obligations on the date of this Agreement unless such amendment shall have the consent of, in addition to the consent of the Majority Lenders, the Swap Counterparty so affected.

(n)           Schedule I to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule I attached hereto.

(o)           Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule II attached hereto.

Section 4.              Redetermination of Borrowing Base.  Subject to the terms of this Amendment, the Lenders and the Borrower hereby agree that as of the Effective Date, the Borrowing Base shall be $180,000,000.00, and the amount of such Borrowing Base shall remain in effect until the Borrowing Base is redetermined pursuant to Section 2.02 of the Credit Agreement.

Section 5.              Representations and Warranties.  The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of such Person and have been duly authorized by appropriate corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

Section 6.              Conditions to Effectiveness.

(a)           This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(i)            The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Issuing Lender and the Lenders.

(ii)           The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of reaffirmations of the Mortgages in a form satisfactory to the Administrative Agent duly and validly executed and delivered by duly authorized officers of the applicable Obligor and the Administrative Agent.

(iii)          The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of the Mortgage in a form satisfactory to the Administrative Agent duly and validly executed and delivered by duly authorized officers of Bonanza Creek Energy Midstream, LLC and the Administrative Agent to be filed in Columbia County, Arkansas.

(iv)          The Administrative Agent shall have received the ALTA (or equivalent) lender’s policy required by Section 3.01(e) of the Credit Agreement

(v)           The Administrative Agent shall have received such flood certificates and insurance as it may reasonably require in connection with the processing plant and midstream assets in Columbia County, Arkansas.

(vi)          The Administrative Agent shall have received certificates of a Responsible Officer of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Agreement, the Notes, the Notices of Borrowing, the Notices of Conversion or Continuation, and the other Loan Documents to which the Borrower is a party.

(vii)         No Default shall have occurred and be continuing as of the Effective Date.

(viii)        The representations and warranties in this Amendment shall be true and correct in all material respects.

(ix)           The Borrower shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement and pursuant to that certain fee letter between the Borrower and the Administrative Agent dated as of the Effective Date.

Section 7.              Post Closing Obligations.  Within 60 days following the Effective Date, the Administrative Agent shall have received an ALTA (or equivalent) lender’s policy insuring the lien on the Mortgage described in Section 6(a)(iii) securing the processing plant and related midstream assets in Columbia County, Arkansas, in form and substance reasonably acceptable to Administrative Agent, including all endorsements reasonably requested by Administrative Agent, together with evidence that the corresponding premiums associated with such policy have been paid.

Section 8.              Acknowledgments and Agreements.

(a)           The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)           The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)           Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Amendment.

(d)           From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

(e)           This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 9.              Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 10.            Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 11.            Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12.            Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 13.            Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 14.            RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER, THE GUARANTORS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT.  EACH OF THE BORROWER, THE GUARANTORS AND THEIR RESPECTIVE SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 14, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 15.            Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

EXECUTED effective as of the date first above written.

BORROWER:	BONANZA CREEK ENERGY, INC.

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

GUARANTORS:

BONANZA CREEK ENERGY OPERATING COMPANY, LLC
	By:	Bonanza Creek Energy, Inc., its Manager

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

BONANZA CREEK ENERGY RESOURCES, LLC

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President, Chief Executive Officer and Secretary

LIBERTY ENERGY COMPANY, LLC

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

EL DORADO CREEK PIPELINE COMPANY, LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President

BONANZA CREEK ENERGY MIDSTREAM, LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President, Chief Executive Officer and Secretary

BONANZA CREEK ENERGY UPSTREAM LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President, Chief Executive Officer and Secretary

HOLMES EASTERN COMPANY, LLC

By:	/s/ Michael R. Starzer

Michael R. Starzer
President and Secretary

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

ADMINISTRATIVE AGENT/ISSUING LENDER/LENDER:	BNP PARIBAS, as Administrative Agent, Issuing Lender, and a Lender

	By:	/s/ Russell Otts
Name: Russell Otts
Title: Director

	By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Spencer Stasney
Name: Spencer Stasney
Title: Vice President

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Thomas Benavides
Name: Thomas Benavides
Title: Senior Vice President

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	BMO HARRIS FINANCING, INC., as a Lender

	By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Director

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	KEYBANK, N.A., as a Lender

	By:	/s/ David Morris
Name: David Morris
Title: Vice President

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	WELLS FARGO BANK. N.A., as a Lender

	By:	/s/ Tim T. Green
Name: Tim T. Green
Title: Director

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Bruce E. Hernandez
Name: Bruce E. Hernandez
Title: Vice President

Signature Page to Amendment No. 2 & Agreement

Bonanza Creek Energy, Inc.

SCHEDULE I

PRICING GRID

Applicable Margins

Utilization Level*	Base Rate Advances	Eurodollar Rate Advances	Commitment Fee
Level I	0.75%	1.75%	0.375%
Level II	1.00%	2.00%	0.375%
Level III	1.25%	2.25%	0.50%
Level IV	1.50%	2.50%	0.50%
Level V	1.75%	2.75%	0.50%

* Utilization Levels are described below and are determined in accordance with the definition of “Utilization Level.”

1.  Level I:  If the Utilization Level is less than 25%.

2.  Level II:  If the Utilization Level is equal to or greater than 25% but less than 50%.

3.  Level III:  If the Utilization Level is equal to or greater than 50% but less than 75%.

4.  Level IV:  If the Utilization Level is equal to or greater than 75% but less than 90%.

5.  Level V:  If the Utilization Level is equal to or greater than 90%.

Schedule I

Pricing Grid

SCHEDULE II

BORROWER, ADMINISTRATIVE AGENT, AND LENDER INFORMATION

Borrower:

Bonanza Creek Energy, Inc.
410 17th Street, Suite 1320
Denver, Colorado 80202
Facsimile: (720) 279-2331
Attention: Chief Executive Officer

Administrative Agent/Issuing Lender:

BNP Paribas	1200 Smith Street, Suite 3100
Houston, Texas 77002
Facsimile: 713-659-6915
Attention: Greg Smothers

Commitments

Lenders:	Commitments:
BNP Paribas	$58,333,333.33
Compass Bank	$54,166,666.67
Société Générale	$54,166,666.67
Citibank, N.A.	$33,333,333.33
BMO Harris Financing, Inc.	$25,000,000.00
KeyBank, N.A.	$25,000,000.00
Wells Fargo Bank. N.A.	$25,000,000.00
U.S. Bank National Association	$25,000,000.00
Total:	$300,000,000.00

Schedule II

Borrower, Administrative Agent, and Lender Information